Exhibit 99.1

JOINT NEWS RELEASE
Independent Bank Corp. 288 Union Street Rockland, MA 02370	Mayflower Bancorp, Inc. 30 South Main Street Middleboro, MA 02346
Investor Contacts: Chris Oddleifson President and Chief Executive Officer (781) 982-6660 Robert Cozzone Chief Financial Officer (781) 982-6723	Investor and Media Contacts: Edward M. Pratt President and Chief Executive Officer (508) 947-4343

INDEPENDENT BANK CORP. and MAYFLOWER BANCORP, INC. REPORT
RECEIPT OF REGULATORY APPROVALS, ELECTION DEADLINE,
AND ANTICIPATED CLOSING DATE

Rockland, Massachusetts and Middleboro, Massachusetts, November 5, 2013. Independent Bank Corp. (NASDAQ: INDB) (“Independent”), parent of Rockland Trust Company, and Mayflower Bancorp, Inc. (NASDAQ: MFLR) (“Mayflower”), parent of Mayflower Co-operative Bank d/b/a Mayflower Bank, jointly reported the following in connection with the proposed merger of Mayflower with and into Independent (the “Merger”):

•	All regulatory approvals relating to the Merger have been received and applicable regulatory waiting periods have expired as of November 4, 2013.

•
The deadline for Mayflower shareholders to elect the form of merger consideration they wish to receive in connection with the Merger is 5:00 p.m., Eastern Time on November 8, 2013 (the “Election Deadline”). As previously announced, Mayflower shareholders can elect, for each share of Mayflower common stock held, either cash, Independent common stock, or a combination of cash and Independent common stock. All elections will be subject to proration to the extent necessary to ensure that 70% of the outstanding shares of Mayflower are exchanged for Independent common stock and 30% of the outstanding shares of Mayflower are exchanged for cash. To make an election, Mayflower shareholders must deliver to Computershare Trust Company, N.A., the exchange agent for the Merger, prior to the Election Deadline, a properly completed election form and related letter of transmittal, together with their Mayflower stock certificates or confirmation of book-entry transfer, or a properly completed notice of guaranteed delivery. Mayflower shareholders should refer to the election materials and letter of transmittal previously mailed to them for additional information and detailed instructions regarding the merger consideration election and letter of transmittal procedure.

•	The Merger is anticipated to close on or about November 15, 2013.

About Independent Bank Corp.
Independent Bank Corp., which has Rockland Trust Company as its wholly-owned commercial bank subsidiary, has approximately $5.9 billion in assets. Rockland Trust provides a wide range of consumer, business, investment, and insurance products and services. Named a Boston Globe "Best Place to Work" for four consecutive years and one of America's "Best Banks" by Forbes for three consecutive years, Rockland Trust's network consists of 75 retail branches, 10 commercial lending offices, for investment management offices, and three residential lending centers throughout Eastern Massachusetts and Rhode Island. To find out why Rockland Trust is the bank “Where Each Relationship Matters®”, visit www.RocklandTrust.com. Member FDIC. Equal Housing Lender.
About Mayflower Bancorp, Inc.

Mayflower Bancorp, Inc. has approximately $244 million in assets and is the holding company for Mayflower Bank, which was founded in 1889 as a Massachusetts chartered co-operative bank. Mayflower Bank is a full-service community bank that offers a variety of deposit products and makes mortgage loans for the construction, purchase, and refinancing of residential and commercial real estate as well as other commercial and consumer loans of various types. Mayflower Bank operates eight full-service offices in the Massachusetts communities of Bridgewater, Lakeville, Middleboro, Plymouth, Rochester, Wareham, and West Wareham.
Forward Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the respective future filings of Independent and of Mayflower with the Securities Exchange Commission, in press releases and in oral and written statements made by or with the approval of Independent or Mayflower that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of management or the Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses involved in the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi)  local, regional, national and international economic conditions and the impact they may have on the parties to the merger and their customers; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) shares of common stock outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) the parties’ ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support the parties’ future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent’s results to differ materially from those described in the forward-looking statements can be found in Independent’s and Mayflower’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the Merger, Independent has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Mayflower and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You may obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Mayflower at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents for Independent, free of charge, at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 878-6100.